 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): October 9, 2018 (October 2, 2018)

ASCENT SOLAR TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32919	20-3672603
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Grant Street Thornton, Colorado		80241
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code:    (720) 872-5000
Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Offering of Secured Convertible Note

On October 2, 2018, Ascent Solar Technologies, Inc., a Delaware corporation (the “Company”), issued a $150,000 Secured Convertible Promissory Note (“the Note”) in a private placement to Global Ichiban Ltd (“Investor”).

On October 2, 2018, the Company received $125,000 of gross proceeds from the offering of the Note.

Terms of the Note

The aggregate principal amount of the Note (together with accrued interest) will mature on October 2, 2019.

Beginning six months after the date of issue, the Company shall have the option to make payment to all or a portion of the amounts outstanding under the Note in shares of the Company's Common Stock. Payment in Common Stock shall be calculated using a variable conversion price equal to the lesser of (i) $0.20 or (ii) 75% of the lowest closing bid price for the shares over the prior five day trading period immediately preceding the conversion.

Shares of Common Stock may not be issued pursuant to the Note if, after giving effect to the conversion or issuance, the holder together with its affiliates would beneficially own in excess of 9.9% of the outstanding shares of the Company’s Common Stock.

The Note bears interest at a rate of 12% per annum. The interest rate increases to 18% in the event of a default under the Note.

The Note contains standard and customary events of default including but not limited to: (i) failure to make payments when due under the Note, and (ii) bankruptcy or insolvency of the Company.

There are no registration rights applicable to the Note or its underlying conversion shares.

The Note will be secured by a security interest on substantially all of the Company’s assets.

The foregoing description of the Note is a summary and is qualified in its entirety by reference to the document attached hereto as Exhibit 10.1, which document is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.
Item 3.02 Unregistered Sales of Equity Securities.

All of the securities described in this Current Report on Form 8-K were or will be offered and sold in reliance upon exemptions from registration pursuant to Section 4(a)(2) under the Securities Act of 1933, as amended (“Securities Act”), and Rule 506 of Regulation D promulgated thereunder. The offerings were made to “accredited investors” (as defined by Rule 501 under the Securities Act).

 Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits
	Exhibit Number	Description

	10.1	Secured Convertible Promissory Note Dated October 2, 2018

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASCENT SOLAR TECHNOLOGIES, INC.

October 9, 2018	By:	/s/ Victor Lee
Name: Victor Lee
Title: Chief Executive Officer